Next Generation Orthobiologic Therapy for Chronic Lumbar Disc Disease: Initial Phase 2 Data of Hypoxic Cultured Mesenchymal Stem Cells

biorestorative therapies



Francisco Silva
Founder
Chief Scientific Officer
Nasdaq: BRTX

Disclaimer

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control, (6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Back Pain

Orthobiologics

Introduce Hypoxic Cultured Autologous MSCs

BRTX-100

SINGLE INTRA-DISCAL INJECTION
EXACTLY 40MM CELLS
PROCEDURE TIME ~ 20 minutes

NON-INVASIVE

Conservative Treatments

ORAL MEDICATION TREATMENT / OPIOIDS
$1,000 - $2,000 / annually

INJECTION TREATMENT
$8,000 / annually
$2,000 per injection, 2 injections per treatment-semi-annual treatment

PHYSICAL MEASURES
$20,000 / annually
$200 per session, 2 sessions per week

Often Recurrent

NON-INVASIVE

Surgical Treatments

SPINAL FUSION SURGERY
$110,000

DISCECTOMY
$20,000 - $50,000

DISC REPLACEMENT SURGERY
$80,000 - $150,000

Re-op Rates Often >30%

INVASIVE

Targeting Disc Microenvironment

HYPOXIA

⬆ NP Cellularity Notochord/Chondrocyte Cells
Sox9,ACAN,BGLAP,ALPL,KRT19,BARX1,MDFI,DCHS1,TGFB3,BMP-4,GDF-5,VEGF

⬆ Vasculogenesis & Angiogenesis
VEGF,FGF1,TGFB1,MDK,GRN,SPHK1,Desmin,RASIP1,LYL1,TXNIP,FES

⬇ Inflammation & Poorly Immunogenic
SFN,TNFAIP6,Low CXCL5, Low chemokines

⬆ Tissue Remodeling & Regeneration
SFN,DES,ACAN,TIMP 1/3,ADAMTS4,MMP2, ANKH



Blood vessels
Nerves
NP
AF
CEP
Vertebral body
Matrix anabolism
- TIMPs (-1, -2, -3)
- BMP (-2, -7)
- GDF (-5, -6)
- TGF-β
Matrix catabolism
- MMPs (-1, -3, -7, -9, -10, 13)
- ADAMTs (-1, -4, -5, -9, -15)
- IL (-1, -6, -8)
- TNF-α

Cellular Survival, Migration & Proliferation
GPX3,LYL1,FES,APAG4,ACTG2,TXNIP



Platelet Lysate
BRTX-100



Disc Regeneration
Disc Degeneration

⬆ Inflammation
Cellularity (Notochord/Chondrocyte)
NP Matrix
Scar Tissue
NP Hydration
Blood/Nutrient Flow



Increased expression
- Collagen type I
- MMPs
- ADAMTs
- Inflammatory cytokines
Blood vessel ingrowth
NP inflammation
Pressure & Pain
AF delamination
Nerve ingrowth
CEP calcification
Decreased expression
- Collagen type II
- Proteoglycans
- Elastin
- TIMPs

BRTX-100 Hypoxic BM-MSCs

Figure 1. Chondrocyte Differentiation


A
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Gene / TBP
D0
D21
SOX9 ACAN COL1A1 COL2A1
B
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Gene / TBP
*
*
Normoxia (D21)
Hypoxia (D21)
SOX9 ACAN COL1A1 COL2A1

Expression of SOX9, Aggrecan (ACAN), Collagen Type I Alpha 1 Chain (COL1A1) and Collagen Type II Alpha 1 Chain (COL2A1) by qPCR. A) Hypoxic cultured bone marrow derived mesenchymal stem cells (HC-BMMSCs) at day 0 (D0, undifferentiated) and 21 days after chondrocyte differentiation (D21). B) HC-BMMSC versus Normoxic cultured-BMMSC 21 days after chondrocyte differentiation. Data represent mean +/- SEM (n = 3 donor-matched hypoxic and normoxic samples).


1 mm

BRTX-100 Hypoxic BM-MSCs



a
CBFA1
OC
b
Atmospheric
Hypoxic
200um
Day 0
Day 15
c
CEBPa
FABP4
d
e
Sox9
COL1A1
COL2A1
ACAN
Atmopsheric
Hypoxic

Table 1. Chondrogenic Growth Factor and Notochord Transcripts Expressed by HC-BMMSCs

Human Notochord Markers	Hypoxia (H) Value (FPKM)	Normoxia (N) Value (FPKM)	Fold Difference H versus N
KRT19	57.12	14.18	4.03
KRT18	40.21	14.57	2.76
LGALS3 (GLA3/Galectin-3)	105.20	88.64	1.19
CD55	3.47	4.67	-1.35
BASP1	109.85	111.65	-1.02
CTGF	262.25	260.07	1.01
CA12	100.51	88.61	1.13
ANXA2	2619.54	2616.84	1.00
Growth Factors Involved in Chondrogenesis			
TGFB3	2.01	3.09	-1.53
FGF-2	1.35	2.37	-1.76
BMP-4	5.68	8.00	-1.41
GDF-5	42.63	38.47	1.11
PTHLH (PTHrP)	2.19	0.92	2.38
VEGF	97.95	90.91	1.08

Gene expression by RNA sequencing of donor matched HC-BMMSC and NC-BMMSC. FPKM (Fragments Per Kilobase of Exon Per Million Fragments Mapped). HC-BMMSCs are presented in the "hypoxia" column and are compared to cells cultured under normoxic conditions. The FPKM value cut off for transcripts expression is set to values superior or equal to 1 (any value under 1 is considered not expressed). n = 3 donor-matched hypoxic and normoxic samples.

BRTX-100 Hypoxic BM-MSCs

a


Atmospheric
Hypoxic
log10 FPKM + 1
2.0
1.5
1.0
0.5
PIK3R6|XLOC_021799
DES|XLOC_028338
SFN|XLOC_000404
MDFI|XLOC_042199
SERPINA9|XLOC_015893
KISS1|XLOC_004549
FES|XLOC_017103
AK4|XLOC_000882
MALL|XLOC_029482
BARX1|XLOC_051115
HAAO|XLOC_028883
SPAG4|XLOC_030791
SERPING1|XLOC_007841
LYL1|XLOC_025709
BEND5|XLOC_003240
DCHS1|XLOC_008885
TFR2|XLOC_046584
SPON2|XLOC_037728
CALB2|XLOC_019018
RASIP1|XLOC_026343
ACTG2|XLOC_027185
GPX3|XLOC_040002
CYB5R2|XLOC_008898
KRT19|XLOC_022336
FAM109B|XLOC_032973
TXNIP|XLOC_001363
BNIP3|XLOC_007136
LDLRAD4|XLOC_023140
GUCA1A,RP1-139D8.6|XLOC_042210
MYO7B|XLOC_027670
ABI3|XLOC_021177
CABP1|XLOC_011413
CXCL5|XLOC_038176
AP003026.1,DLG2|XLOC_009748

b


Inflammation
Immunomodulation
CXCL5
SFN
Cellular Survival,
Migration, Proliferation
GPX3
LYL1
FES
SPAG4
ACTG2
TRF2
TXNIP
Chondrogenesis
Cartilage Metabolism
KRT19
BARX1
MDFI
DCHS1
Hypoxic Culturing
Vasculogenesis
Angiogenesis
Desmin
RASIP1
LYL1
TXNIP
FES

Phase 2 Clinical Trial – BRTX-100/IND 17275

- **A Phase 2, Double-Blind, Sham-Controlled, Randomized Study to Evaluate the Safety and Preliminary Efficacy of a Single Dose Intradiscal Injection of BRTX-100 for Patients with Chronic Lumbar Disc Disease (cLDD)**
  - BRTX-100 ($40x10^6$/1.5cc)
    - Hypoxic preconditioned
    - Targeted to avascular zones
  - 99 Subjects randomized 2:1
  - 16 active U.S. clinical sites U.S.


WA
OR
ID
MT
ND
SD
WY
NE
NV
UT
CO
CA
AZ
NM
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
PA
ME

Phase 2 Clinical Trial – BRTX-100/IND 17275


Collection
Collection and Shipment of Patient's Bone Marrow and Blood to Cell Production Manufacturer
1
Production
Production of BRTX-100 Hypoxic Culturing of Stem Cells
2
Manufacturing
Formulation and Cryopreservation of BRTX-100
3
Shipping Cryoport
Shipment of BRTX-100 to Clinical Site/Physician
4
Clinical Site
Thawing and Injection of BRTX-100 into Patient's Disc
5
BRTX-100 Production Process

Phase 2 Clinical Trial – BRTX-100/IND 17275

- **Double-blind, sham-controlled, randomized study with blinded assessments using a single dose.**
  - BRTX-100 ($40x10^6$/1.5cc)
- **Primary Objective: Safety**
  - To investigate the safety of a single dose of BRTX-100 via intradiscal injection in patients with chronic lumbar disc disease

Measured by the following Endpoints

- Report of adverse events (AEs), clinical review and questionnaires for pain, disability and quality of life at Baseline, **Week 2, Week 12, Week 26, Week 52**, and **Week 104**
- Vital Signs
- Physical Examination
- Laboratory Evaluation (hematology and chemistry)
- Clinical review of MRI changes from Baseline to Week 104 (MRI density measurements in T2 weighted images performed at Baseline, Week 52 and Week 104)

Phase 2 Clinical Trial – BRTX-100/IND 17275

- **Secondary Objective:**
  - To investigate the preliminary efficacy of single dose of BRTX-100 delivered via intradiscal injection in patients with chronic lumbar disc disease
- **Preliminary Primary Efficacy Endpoint**
  - **Clinical Response at Week 52**
    - At least a ***30% decrease in pain*** as measured on the VAS – Pain scale

      AND

    - At least a ***30% increase in function*** based on the Oswestry Disability Index

- **Secondary Efficacy Endpoints**
  - **Clinical Response** at Weeks 26 and 104
  - **VAS – Pain:** Δ from BL in pain based at Weeks 2, 12, 26, 52 and 104
  - **ODI:** Δ from BL in function at Weeks 2, 12, 26, 52 and 104
  - **RMDQ:** Δ from BL in function at Weeks 2, 12, 26, 52 and 104
  - **FRI:** Δ from BL in function at Weeks 2,12, 26, 52 and 104
  - **SF-12v2:** Δ from BL in quality of life at Weeks 2, 12, 26, 52 and 104

Phase 2 Clinical Trial – BRTX-100/IND 17275

- **Inclusion Criteria:**
  - High index of suspicion **degenerative disc disease** (DDD)/**discogenic pain**
    - Chronic lower back pain for at least 6 mos
    - Failure of at least 6 mos of conservative back pain care
    - Modified Pfirrmann score of 2 to 7 on MRI, may contain a contained protrusion and/or annular tear on MRI
    - Modic Grade I or II changes, or no change on MRI
    - Maintained intervertebral disc heights of at least 50% on MRI
    - Screening score of ≥ 40 mm and ≤ 80 mm on low back pain VAS
    - Screening Oswestry Disability Index score ≥ 30 and < 90 on a 100-point scale

- **Exclusion Criteria:**
  - High index as relating to underlying spine pathology
    - Acute or chronic **L/S spine fracture**
    - Clinically significant nerve or sacroiliac joint pain
    - Clinically significant facet pain as determined by a diagnostic medial branch block or facet joint injection
    - **Disc extrusions, sequestered frags, facet cysts, > moderate stenosis**
    - **Grade V annular fissure Modified Pfirrmann Grade 8**
    - **Previous L/S spine surgery** or **therapeutic percutaneous disc intervention**
    - Previous **treatment with cellular or biological investigational therapy or device**

Phase 2 Clinical Trial – BRTX-100/IND 17275 Adverse Events

- **<u>No serious adverse events (SAEs)</u>**
- 9 adverse events (AEs) in 3 of the 10 safety run-in subjects
  - 5 AEs (2 subjects) related to treatment
    - 3 episodes of increased post-procedural back pain in 2 subjects
    - 2 MRI changes (worsening disc protrusion, acute Modic Type II changes) in 1 subject
  - 4 AEs (1 subject) unrelated to treatment
    - Ulnar nerve entrapment, trigger thumbs, trigger finger, non-alcoholic fatty liver disease in 1 subject

Good safety profile demonstrated in the first 10 subjects enrolled, passed DSMB safety review

Phase 2 Clinical Trial – BRTX-100/IND 17275 VAS

- At 26 weeks 70% of patients report > 30% improvement VAS score (n=10).
- At 52 weeks 100% of patients report > 30% Improvement VAS score (n=5)
- 12 week avg improvement > 30% = 51.70%
- 12 week avg improvement < 30% = -6.38%
- 26 week avg improvement > 30% = 71.20%
- 26 week avg improvement < 30% = -54.42%
- 52 week avg improvement = 73.58%



**
**
3
2
1
0
Δ VAS from baseline
30%
Improvement
Baseline
week2
week12
week26
week52

Mixed-effects analysis, with Geisser-Greenhouse correction and Dunnett's multiple comparison test (**p<0.01)

Phase 2 Clinical Trial – BRTX-100/IND 17275 ODI

- At 12 & 26 weeks 70% of patients had >30% improvement in reported ODI from their baseline (n=10).
- At 52 weeks all patients reported greater than 30% improvement in reported ODI (n=5)
- 12 week avg improvement > 30% = 43.63%
- 12 week avg improvement < 30% = -10.8%
- 26 week avg improvement > 30% = 69.04%
- 26 week avg improvement < 30% = 8.82%
- 52 week avg improvement = 65.16%



*
**
2.0
1.5
1.0
0.5
0.0
Δ ODI from baseline
30%
Improvement
Baseline
week2
week12
week26
week52

Mixed-effects analysis, with Geisser-Greenhouse correction and Dunnett's multiple comparison test (* $p<0.05$, ** $p<0.01$)

Phase 2 Clinical Trial – BRTX-100/IND 17275 RMDQ



Relative RMDQ
**
*
Fold change
25
20
4
3
2
1
0
-1
Baseline
week2
week12
week26
week52



Relative RMDQ
RMDQ fold change from baseline
25
20
15
4
3
2
1
0
Baseline
wk 2
wk 12
wk 26
wk 52
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Subject 6
Subject 7
Subject 8
Subject 9
Subject 10

Mixed-effects analysis, with Geisser-Greenhouse correction and Dunnett's multiple comparison test (*p< 0.05, **p<0.01)

Phase 2 Clinical Trial – BRTX-100/IND 17275 FRI


Relative FRI
*
**
fold change from baseline
0
1
2
3
4
Baseline
week2
week12
week26
week52


Relative FRI
FRI fold change from baseline
0
1
2
3
4
Baseline
wk 2
wk 12
wk 26
wk 52
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Subject 6
Subject 7
Subject 8
Subject 9
Subject 10

Mixed-effects analysis, with Geisser-Greenhouse correction and Dunnett's multiple comparison test (*p< 0.05, **p<0.01)

Phase 2 Clinical Trial – BRTX-100/IND 17275 MRI Baseline vs 52 Weeks

L5/S1 disc

- Initial Screen vs 52 weeks:
- Increased T2 signal
- Decreased size protrusion
- Decreased annular tear signal

L4/5 disc

- Initial Screen vs 52 weeks:
- Increase size of initial and more notable protrusion
- Evolution of an extruded disc lesion



Baseline 52 weeks



Baseline 52 weeks

Phase 2 Clinical Trial – BRTX-100/IND 17275

- <u>Preliminary Safety End Points</u>
  - Blinded clinical data of a single dose of BRTX-100 ($40x10^6$) is well tolerated with no SAE or dose limiting toxicity at 26-52 weeks (n=15)
- <u>Preliminary Efficacy End Points</u>
  - Blinded clinical data of preliminary efficacy end points is encouraging
    - VAS and ODI 30% changes compared to baseline (MCID/Efficacy end point target)
    - 70% response rate trend
- Potential Evidence of Disc Microenvironment Remodeling
  - Blinded MRI data baseline vs 52 weeks
- Potential interim analysis at 26 weeks to assess safety and preliminary efficacy end points
- Expansion of BRTX-100 to include cervical indications

Next Generation Orthobiologic: BRTX-100

Thank you!



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